Exhibit 99.1

NEWS

MSC REPORTS FISCAL 2019 THIRD QUARTER RESULTS

INCREASES QUARTERLY DIVIDEND TO $0.75, UP 19 PERCENT

FISCAL Q3 2019 HIGHLIGHTS

•	Net sales of $866.5 million, a 4.6% YoY increase, with 260 basis points of acquisitive growth
•	Operating income of $110.5 million, a decrease of 4.2% YoY
•	Operating margin of 12.8% (13.2% excluding acquisitions*)
•	Diluted EPS of $1.44
•	Declared quarterly dividend of $0.75 per share, an increase of 19%

MELVILLE, NY and DAVIDSON, NC, JULY 10, 2019 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  "MSC" or the "Company," a premier distributor of Metalworking and Maintenance, Repair and Operations ("MRO") products and services to industrial customers throughout North America,  today reported financial results for its fiscal 2019 third quarter ended June 1, 2019.

Financial Highlights[1]	FY19 Q3		FY18 Q3		Change	FY19 YTD		FY18 YTD		Change
Net Sales	$866.5		$828.3		4.6%	$2,521.1		$2,365.9		6.6%
Operating Income	110.5		115.4		-4.2%	309.5		312.8		-1.0%
% of Net Sales	12.8%		13.9%			12.3%		13.2%
Net Income attributable to MSC Industrial	79.6		79.1		0.7%	222.3		256.2	.[4]	-13.3%
Diluted EPS	$1.44	.[2]	$1.39	.[3]	3.6%	$4.00	.[2]	$4.51	.[3,4]	-11.3%

1In millions except per share data or as otherwise noted. 2Based on 55.4 million and 55.6 million diluted shares outstanding for FY19 Q3 and FY19 YTD, respectively. 3Based on 56.8 million and 56.7 million diluted shares outstanding for FY18 Q3 and FY18 YTD, respectively. 4  Prior year-to-date period includes a tax benefit of $41.2 million, or $0.72 per diluted share, from the revaluation of the company’s tax related balance sheet items and a tax benefit of $16.9 million, or $0.30 per diluted share, attributable to the lower effective tax rate required to bring the first half of fiscal 2018 into alignment with the expected full year rate.

Erik Gershwind, president and chief executive officer, said, “Our fiscal third quarter performance leaves us disappointed. We have seen a step-down in demand since April, while the pricing environment remains uncertain due to the overhang of tariffs and trade. In response to near-term trends, we have implemented a three-part action plan to 1) improve field sales execution and accelerate new account implementation; 2) increase profitability of our supplier programs; and 3) drive increased expense control and productivity.”

Rustom Jilla, executive vice president and chief financial officer, added, “In addition to fiscal third quarter sales below our expectations, gross margin was at the low end of guidance, as purchase cost and mix headwinds offset solid price realization.  Our operating expense to sales ratio was slightly above our guidance and last year’s third quarter despite the actions taken to reduce headcount and other expenses. All of this translated into earnings per share of 5 cents below our guidance midpoint. As you saw this morning, the Board of Directors increased our quarterly dividend, reflecting confidence in our balance sheet and free cash flow, and a higher hurdle rate on acquisitions going forward.”

Gershwind concluded, “We are not happy with our current results and, as a result, we are taking action. We are, however, encouraged by progress in some critical areas. Our pace of account wins is strong, our vending implementations are growing rapidly, and we are deepening our commitment to our valued supplier partners. Finally, our team is committed to executing our plan with urgency as we continue our journey to becoming a mission critical partner on the plant floor.”

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the financial schedules of this press release.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 THIRD QUARTER RESULTS

Dividend Declaration

The Company today announced that its board of directors declared a quarterly dividend of $0.75 per share, representing a 19% increase. The dividend is payable on August 6, 2019, to shareholders of record on the close of business on July 23, 2019. The ex-dividend date is July 22, 2019.

Outlook

The Company expects net sales for the fourth quarter of fiscal 2019 to be between $835 million and $851 million. At the midpoint, average daily sales are expected to increase roughly 2.2% compared to last year’s fourth quarter. The Company expects diluted earnings per share for the fourth quarter of fiscal 2019 to be between $1.21 and $1.27.

Excluding acquisitions*, the Company expects net sales for the fourth quarter of fiscal 2019 to be between $808 million and $824 million, with average daily sales at the midpoint expected to increase roughly 1.0% compared to last year’s fourth quarter. The Company expects the impact from acquisitions to have a roughly breakeven impact on diluted earnings per share for the fourth quarter of fiscal 2019.

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the financial schedules of this press release.

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2019 third quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until July 17, 2019.

The Company’s reporting date for fiscal 2019 fourth quarter and full year results is scheduled for October 24, 2019.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1.7 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries. Our experienced team of over 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow. For more information on MSC, please visit mscdirect.com.

Note Regarding Forward-Looking Statements:

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans, including from our recent acquisitions, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 THIRD QUARTER RESULTS

constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: general economic conditions in the markets in which we operate; changing customer and product mixes; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; volatility in commodity and energy prices; the outcome of government or regulatory proceedings or future litigation; credit risk of our customers; risk of customer cancellation or rescheduling of orders; work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; dependence on our information systems and the risks of business disruptions arising from changes to our information systems and disruptions due to catastrophic events, power outages, natural disasters, computer system or network failures, computer viruses, physical or electronic break-ins and cyber-attacks; retention of key personnel; retention of qualified sales and customer service personnel and metalworking specialists; risk of loss of key suppliers, key brands or supply chain disruptions; risks associated with changes to trade policies, including the impact from significant restrictions or tariffs; risks associated with opening or expanding our customer fulfillment centers; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; failure to comply with applicable environmental, health and safety laws and regulations; goodwill and intangible assets recorded as a result of our acquisitions could be impaired; risks associated with the volatility of our common stock; and our principal shareholders exercise significant control over us. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 THIRD QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands)

	June 1,	September 1,
	2019	2018
ASSETS	(unaudited)
Current Assets:
Cash and cash equivalents	$38,771	$46,217
Accounts receivable, net of allowance for doubtful accounts	546,486	523,892
Inventories	560,800	518,496
Prepaid expenses and other current assets	69,715	58,902
Total current assets	1,215,772	1,147,507
Property, plant and equipment, net	306,564	311,685
Goodwill	676,845	674,998
Identifiable intangibles, net	119,778	122,724
Other assets	5,389	31,813
Total assets	$2,324,348	$2,288,727

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$246,298	$224,097
Accounts payable	146,815	145,133
Accrued liabilities	92,955	121,293
Total current liabilities	486,068	490,523
Long-term debt	284,691	311,236
Deferred income taxes and tax uncertainties	99,714	99,714
Total liabilities	870,473	901,473
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A common stock	54	55
Class B common stock	10	10
Additional paid-in capital	675,674	657,749
Retained earnings	1,394,551	1,325,822
Accumulated other comprehensive loss	(22,730)	(19,634)
Class A treasury stock, at cost	(599,116)	(576,748)
Total MSC Industrial shareholders’ equity	1,448,443	1,387,254
Noncontrolling interest	5,432	—
Total Equity	1,453,875	1,387,254
Total liabilities and shareholders’ equity	$2,324,348	$2,288,727

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 THIRD QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	June 1,	June 2,	June 1,	June 2,
	2019	2018	2019	2018
Net sales	$866,546	$828,345	$2,521,147	$2,365,893
Cost of goods sold	497,891	467,344	1,442,693	1,332,600
Gross profit	368,655	361,001	1,078,454	1,033,293
Operating expenses	258,154	245,619	768,972	720,530
Income from operations	110,501	115,382	309,482	312,763
Other (expense) income:
Interest expense	(4,565)	(3,532)	(13,160)	(10,319)
Interest income	178	108	504	484
Other (expense) income, net	(95)	(141)	(330)	(472)
Total other expense	(4,482)	(3,565)	(12,986)	(10,307)
Income before provision for income taxes	106,019	111,817	296,496	302,456
Provision for income taxes	26,505	32,748	74,320	46,250
Net income	79,514	79,069	222,176	256,206
Less: Net income (loss) attributable to noncontrolling interest	(87)	—	(81)	—
Net income attributable to MSC Industrial	$79,601	$79,069	$222,257	$256,206
Per share data attributable to MSC Industrial:
Net income per common share:
Basic	$1.44	$1.40	$4.02	$4.54
Diluted	$1.44	$1.39	$4.00	$4.51
Weighted average shares used in computing net income per common share:
Basic	55,158	56,420	55,266	56,382
Diluted	55,387	56,804	55,556	56,733

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	June 1,	June 2,	June 1,	June 2,
	2019	2018	2019	2018
Net income, as reported	$79,514	$79,069	$222,176	$256,206
Other comprehensive income, net of tax:
Foreign currency translation adjustments	(2,576)	(889)	(3,242)	(1,705)
Comprehensive income	76,938	78,180	218,934	254,501
Comprehensive loss attributable to noncontrolling interest	170	—	227	—
Comprehensive income attributable to MSC Industrial	$77,108	$78,180	$219,161	$254,501

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 THIRD QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Thirty-Nine Weeks Ended
	June 1,	June 2,
	2019	2018
Cash Flows from Operating Activities:
Net income	$222,176	$256,206
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	48,539	47,133
Stock-based compensation	12,167	11,275
Loss on disposal of property, plant, and equipment	325	280
Provision for doubtful accounts	9,013	4,956
Deferred income taxes and tax uncertainties	—	(41,199)
Changes in operating assets and liabilities:
Accounts receivable	(30,180)	(34,434)
Inventories	(33,672)	(26,740)
Prepaid expenses and other current assets	(10,841)	1,005
Other assets	(609)	3,191
Accounts payable and accrued liabilities	(29,718)	8,564
Total adjustments	(34,976)	(25,969)
Net cash provided by operating activities	187,200	230,237
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(35,956)	(30,794)
Proceeds from sale of available for sale securities	27,025	—
Cash used in business acquisitions, net of cash received	(11,625)	(85,845)
Net cash used in investing activities	(20,556)	(116,639)
Cash Flows from Financing Activities:
Repurchases of common stock	(84,464)	(25,384)
Payments of cash dividends	(104,308)	(92,633)
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	3,472	3,398
Proceeds from exercise of Class A common stock options	15,527	23,135
Borrowings under Shelf Facility Agreement	—	50,000
Borrowings under the revolving credit facilities	358,000	172,000
Payments under the revolving credit facilities	(336,000)	(220,000)
Contributions from non-controlling interest	918	—
Payments on capital lease and financing obligations	(28,007)	(829)
Other, net	903	604
Net cash used in financing activities	(173,959)	(89,709)
Effect of foreign exchange rate changes on cash and cash equivalents	(131)	21
Net increase (decrease) in cash and cash equivalents	(7,446)	23,910
Cash and cash equivalents – beginning of year	46,217	16,083
Cash and cash equivalents – end of year	$38,771	$39,993
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$69,413	$76,753
Cash paid for interest	$10,791	$8,231

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 THIRD QUARTER RESULTS

Non-GAAP Financial Measures

•	Results excluding All Integrated Solutions (AIS) and MSC Mexico

To supplement MSC’s unaudited selected financial data presented consistent with Generally Accepted Accounting Principles (“GAAP”), the Company discloses certain non-GAAP financial measures, including Non-GAAP net sales, non-GAAP gross profit, non-GAAP income from operations, non-GAAP (benefit) provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude the results of our acquisition of All Integrated Solutions (“AIS”) and the operations of two newly-formed entities, MSC IndustrialSupply, S. de R.L. de C.V. and MSC Import Export LLC (which completed the acquisition of certain assets in February 2019), including the non-recurring acquisition and integrations costs (collectively, referred to as “Acquisitions”).

These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect MSC’s results of operations as determined in accordance with GAAP, and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of the Company’s performance.

In calculating non-GAAP financial measures, we exclude the results of the Acquisitions to facilitate a review of the Company’s operating performance on a period-to-period basis, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;
•	the ability to better identify trends in the Company’s underlying business and perform related trend analyses;
•	a better understanding of how management plans and measures the Company’s underlying business; and
•	an easier way to compare the Company’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen and Thirty-Nine Weeks Ended June 1, 2019
(dollars in thousands, except per share data)

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Net Sales		Acquisitions		Net Sales, excluding Acquisitions		Average Daily Sales Growth		Average Daily Sales Growth, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019
$866,546	$2,521,147	$28,241	$65,842	$838,305	$2,455,305	4.6%	7.1%	2.0%	4.6%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Gross Profit		Acquisitions		Gross Profit, excluding Acquisitions		Gross Margin		Gross Margin, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019
$368,655	$1,078,454	$6,967	$18,375	$361,688	$1,060,079	42.5%	42.8%	43.1%	43.2%

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 THIRD QUARTER RESULTS

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Operating Expenses		Acquisitions		Operating Expenses, excluding Acquisitions		Operating Expenses as a percentage of Net Sales		Operating Expenses as a percentage of Net Sales, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019
$258,154	$768,972	$7,010	$17,521	$251,144	$751,451	29.8%	30.5%	30.0%	30.6%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Operating Income		Acquisitions		Operating Income, excluding Acquisitions		Operating Margin		Operating Margin, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019
$110,501	$309,482	$(43)	$854	$110,544	$308,628	12.8%	12.3%	13.2%	12.6%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Provision for income taxes		Acquisitions		Provision for income taxes, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019
$26,505	$74,320	$(259)	$(466)	$26,764	$74,786

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Net Income		Acquisitions		Net Income, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019
$79,514	$222,176	$(678)	$(1,300)	$80,192	$223,476

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Net Loss Attributable to Noncontrolling Interest		Acquisitions		Net Loss Attributable to Noncontrolling Interest, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019
$(87)	$(81)	$(87)	$(81)	$-	$-

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Net income attributable to MSC Industrial		Acquisitions		Net income attributable to MSC Industrial, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019
$79,601	$222,257	$(591)	$(1,219)	$80,192	$223,476

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Diluted Earnings Per Share		Acquisitions		Diluted Earnings Per Share, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019	June 1, 2019
$1.44	$4.00	$(0.01)	$(0.02)	$1.45	$4.02

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 THIRD QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Guidance for Thirteen Weeks Ended August 31, 2019*
(dollars in millions, except per share data)

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Net Sales	Acquisitions	Net Sales, excluding Acquisitions	Average Daily Sales Growth	Average Daily Sales Growth, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019
$843.4	$27.7	$815.7	2.2%	1.0%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Gross Profit	Acquisitions	Gross Profit, excluding Acquisitions	Gross Margin	Gross Margin, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019
$352.1	$7.3	$344.8	41.8%	42.3%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Operating Expenses	Acquisitions	Operating Expenses, excluding Acquisitions	Operating Expenses as a percentage of Net Sales	Operating Expenses as a percentage of Net Sales, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019
$257.8	$6.9	$250.9	30.6%	30.8%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Operating Income	Acquisitions	Operating Income, excluding Acquisitions	Operating Margin	Operating Margin, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019
$94.4	$0.5	$93.9	11.2%	11.5%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Net Income	Acquisitions	Net Income, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
August 31, 2019	August 31, 2019	August 31, 2019
$68.6	$(0.3)	$68.9

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Diluted Earnings Per Share	Acquisitions	Diluted Earnings Per Share, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
August 31, 2019	August 31, 2019	August 31, 2019
$1.24	$-	$1.24

* The data in the above tables represent the midpoint of management's guidance; see note regarding forward-looking statements